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                                                                   EXHIBIT (3)d.

Microfilm Number  9521-1758  Filed with the Department of State on  APR 04 1995
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Entity Number   309279                            /s/ Yvette Kane
             ---------------  --------------------------------------------------
                                           Secretary of the Commonwealth

                   STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB:15-1507/4144/5507/6144/8506 (Rev 91)

Indicate type of entity (check one):

 X Domestic Business Corporation              ____ Foreign Nonprofit Corporation
---                                                (15 Pa.C.S. (S) 6144)
   (15 Pa.C.S. (S) 1507)

___Foreign Business Corporation               ____ Domestic Limited Partnership
   (15 Pa.C.S. (S) 4144)                            (15 Pa.C.S. (S) 8506)

___Domestic Nonprofit Corporation
   (15 Pa.C.S. (S) 5507

          In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1.  The NAME of the corporation or limited partnership is:     Rhone-Poulenc
                                                           ---------------------
Rorer Inc.
------------------

2. The (a) ADDRESS of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

    (a) 500 Virginia Drive     FortWashington    PA        19034    Montgomery
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       Number and Street             City        State      Zip         County

    (b)c/o:_____________________________________________________________________
           Name of Commercial Registered Office Provider

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.  (Complete part (a) or (b)):

    (a) The ADDRESS to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

    500 Arcola Road            Collegeville      PA     19426-0107  Montgomery
--------------------------------------------------------------------------------
        Number and Street            City        State        Zip       County

    (b) The REGISTERED OFFICE of the corporation or limited partnership shall be provided by:

       c/o:_____________________________________________________________________
           Name of Commercial Registered Office Provider

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

(STRIKE OUT IF A LIMITED PARTNERSHIP): Such change was authorized by the Board of Directors of the corporation.

          IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer
thereof this    30th     day of      March       , 1995
            -------------      ------------------    ----------

                             Rhone-Poulenc Rorer Inc.
                             --------------------------------------------------
                                      (NAME OF CORPORATION/LIMITED PARTNERSHIP)


                        BY: /s/  Richard B. Young
                           ----------------------------------------------------
                                          (SIGNATURE)  Richard B. Young


                        TITLE:Vice President, Secretary & Deputy General Counsel